UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2026

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave., 12th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement
Tenth Amendment to Credit Agreement
On August 28, 2026, INNOVATE Corp. (the “Company”) and MSD PCOF Partners IX, LLC (“MSD”) entered into a Tenth Amendment to Credit Agreement to extend the maturity of the Company’s existing credit agreement, dated as of March 13, 2020, by and among the Company, the guarantors named therein and MSD (the “MSD Credit Agreement”), to December 31, 2026.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Tenth Amendment to Credit Agreement, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein.
Limited Liability Company Agreement
On September 1, 2026, the Company completed its previously announced disposition of a controlling interest in its Broadcasting segment through the merger (the “Merger”) of HC2 Broadcasting Holdings Inc. (“HC2”) that is described below under Item 2.01. Following the consummation of the Merger, on September 2, 2026, HC2 was converted into a Delaware limited liability company (the “Conversion”) in accordance with the Merger Agreement (as defined below), with the name HC2 Broadcasting Holdings LLC (the “Holdings LLC”). In connection with the Conversion, Holdings LLC, CONX Broadcast Group, LLC (“CONX Broadcast”) and HC2 Broadcasting Holdco, LLC (“HC2 Holdco”), an indirect subsidiary of the Company, entered into a limited liability company agreement (the “LLC Agreement”), which sets forth certain rights and obligations of Holdings LLC, CONX Broadcast and HC2 Holdco with respect to Holdings LLC.
The LLC Agreement provides for the management of Holdings LLC by a three‑member board of directors (the “HC2 Board”), consisting of two directors appointed by CONX Broadcast and one director appointed by HC2 Holdco (the “Innovate Director”). Pursuant to the LLC Agreement, CONX Broadcast is entitled to appoint a majority of the HC2 Board. The LLC Agreement contains certain minority protections for HC2 Holdco, including the requirement for the Innovate Director to provide consent for certain fundamental actions. The LLC Agreement also contains customary provisions regarding capital contributions, preemptive rights and transfers, including, but not limited to, tag‑along rights, drag‑along rights and rights of first offer, in each case subject to the terms and conditions set forth in the LLC Agreement.
The foregoing description of the LLC Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the LLC Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement
The information contained in Item 2.01 relating to the New Loan Agreement (as defined below) is hereby incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets
On September 1, 2026, the Company completed the previously announced Merger of HC2 Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), with and into HC2, pursuant to the Agreement and Plan of Merger, dated as of May 29, 2026 (the “Merger Agreement”), by and among HC2, HC2 Holdco, Merger Sub and CONX Corp., a Nevada corporation (“CONX”). HC2 survived the Merger as an indirect subsidiary of CONX (the “Surviving Entity”) and, as described above under Item 1.01, was subsequently converted into Holdings LLC pursuant to the Conversion.

At the closing of the Merger, the shares of common stock of HC2 (other than shares held by Merger Sub) were converted into the right to receive 25% of the shares of common stock of the Surviving Entity outstanding immediately following the closing, subject to certain post-closing adjustments as set forth in the Merger Agreement. The membership interests of Merger Sub outstanding immediately prior to the closing were converted into 75% of the shares of common stock of the Surviving Entity outstanding immediately following the closing, subject to certain post-closing adjustments as set forth in the Merger Agreement, representing the value attributable to (i) the extinguishment of the loans under the Bridge Loan Facility (as defined below) and (ii) the funding of up to an aggregate $75 million in equity commitments by CONX in favor of the Surviving Entity from time to time, approximately $3.7 million of which was funded at the closing and the balance of which is payable from time to time following the closing, which equity commitments are subject to certain adjustments as set forth in the Merger Agreement.
Upon consummation of the Merger, the loans (including all accrued and capitalized interest) under the Loan Agreement, dated as of May 29, 2026 (the “New Loan Agreement”), by and between HC2, as borrower, and Merger Sub, as lender, which provided for a bridge loan facility in an aggregate principal amount of $105 million (the “Bridge Loan Facility”), were extinguished in full and the New Loan Agreement was terminated.
As previously announced, the Company’s indirect subsidiary, HC2 Holdco, holds the option, pursuant to the Option Agreement, dated as of May 29, 2026 (the “Option Agreement”), to purchase from CONX, from time to time, up to an aggregate of 15% of the equity interests in the Surviving Entity, on a fully diluted basis, at any time during the 18-month period following the closing date of the Merger, subject to the terms and conditions of the Option Agreement. Additionally, as previously announced, CONX and the Company have granted an affiliate of CONX the option, pursuant to a letter agreement dated as of May 29, 2026 (the “CONX Affiliate Letter Agreement”) to acquire up to 80.1% of the equity interests of HC2, on a fully diluted basis, at any time during the two-year period following the date of the CONX Affiliate Letter Agreement, subject to the terms and conditions of the CONX Affiliate Letter Agreement.
The foregoing descriptions of the Merger, the Merger Agreement, the Option Agreement and the CONX Affiliate Letter Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Option Agreement and the CONX Affiliate Letter Agreement, copies of which were filed as Exhibits 2.1, 10.5 and 10.6, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2026, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On September 1, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Forward Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the anticipated benefits of the Merger to the Company and its stockholders; potential adjustments to ownership interests in the Surviving Entity; the Company’s potential exercise of the option under the Option Agreement to acquire additional ownership in the Surviving Entity or the potential exercise of the option granted to an affiliate of CONX under the CONX Affiliate

Letter Agreement to acquire additional ownership; future funding of equity commitments by CONX in favor of the Surviving Entity from time to time; the future business, operations and prospects of the Surviving Entity following the Merger; and the Company’s strategies with respect to its capital structure. Such statements are not guarantees of future performance, and the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including, but not limited to (i) the risk that the anticipated benefits of the Merger are not realized; (ii) litigation; (iii) the Company's ability to exercise the option under the Option Agreement on favorable terms or at all; (iv) the effect of the completion of the Merger on the Company’s or the Surviving Entity’s business; (v) the performance of the Surviving Entity; (vi) macroeconomic conditions and changes in applicable law or regulation; and (vii) the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K and in the Company’s Prospectus Supplement dated August 10, 2026, which are available on the Company’s website or at www.sec.gov. The Company cautions readers not to place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect subsequent developments, events or circumstances, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information of the Company giving effect to the Merger was previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the SEC on August 10, 2026 and is incorporated herein by reference.
(d)    Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of May 29, 2026, among CONX Corp., HC2 Merger Sub, LLC, HC2 Broadcasting Holdco, LLC and HC2 Broadcasting Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by INNOVATE on June 1, 2026) (File No. 001-35210)

10.1
Tenth Amendment to Credit Agreement, dated as of August 28, 2026, by and among INNOVATE Corp., the Guarantors named therein and MSD PCOF Partners IX, LLC, relating to the Company’s MSD Credit Agreement

10.2
Limited Liability Company Agreement of HC2 Broadcasting Holdings LLC, dated as of September 2, 2026 by and among HC2 Broadcasting Holdings LLC, CONX Broadcast Group, LLC and HC2 Broadcasting Holdco LLC.

10.3
Option Agreement, dated as of May 29, 2026, by and among CONX Corp., HC2 Merger Sub, LLC, HC2 Broadcasting Holdings Inc., HC2 Broadcasting Holdco, LLC and INNOVATE Corp. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by INNOVATE on June 1, 2026) (File No. 001-35210)

10.4
Letter Agreement, dated as of May 29, 2026, by and among CONX Corp., the CONX Affiliate and INNOVATE Corp. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by INNOVATE on June 1, 2026) (File No. 001-35210)

99.1	Press release issued by INNOVATE Corp., dated September 2, 2026, titled “INNOVATE Announces Closing of the Sale of a Controlling Interest in its Broadcasting Segment to CONX”
99.2
Unaudited Pro Forma Condensed Consolidated Financial Information of INNOVATE Corp. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by INNOVATE on August 10, 2026) (File No. 001-35210)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2026

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer